BLACKROCK FUNDSSM

iShares Municipal Bond Index Fund

(the “Fund”)

Supplement dated August 1, 2025 to the Summary Prospectuses and the

Prospectuses of the Fund, each dated April 30, 2025, as amended or supplemented to date

Effective immediately, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The section of the Summary Prospectuses entitled “Key Facts About iShares Municipal Bond Index Fund — Portfolio Managers” and the section of the Prospectuses entitled “Fund Overview — Key Facts About iShares Municipal Bond Index Fund — Portfolio Managers” are deleted in their entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
James Mauro	2018	Managing Director of BlackRock, Inc.
Jonathan Graves	2025	Managing Director of BlackRock, Inc.
Marcus Tom	2025	Director of BlackRock, Inc.

The section of the Prospectuses entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management Team of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND
The Fund is managed by a team of financial professionals. James Mauro, Jonathan Graves and Marcus Tom are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.

The section of the Prospectuses entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
James Mauro	Jointly and primarily responsible for the day-to-day management of the Fund, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2018	Managing Director of BlackRock, Inc. since 2015 and Global Head of Index Fixed Income Portfolio Management at BlackRock, Inc. since 2025.
Jonathan Graves	Jointly and primarily responsible for the day-to-day management of the Fund, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2025	Managing Director of BlackRock, Inc. since 2013 and Head of Credit within the Index Fixed Income Portfolio Management team in the Americas at BlackRock, Inc. since 2014.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Marcus Tom	Jointly and primarily responsible for the day-to-day management of the Fund, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2025	Director of BlackRock, Inc. since 2019 and Head of Index Fixed Income Portfolio Management team in Atlanta at BlackRock since 2024.

Shareholders should retain this Supplement for future reference.

PR2-MUNI-0825SUP

2